Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Schedule of Lease Payments
Annual base rental commitments associated with these leases, excluding operating expense reimbursements, month-to-month lease payments and other related fees and expenses during the remaining lease terms are as follows:

Year	Payments
2017	$1,875
2018	1,316
2019	1,316
2020	1,316
2021	1,172
Thereafter	239
Total	$7,234